UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

CONNECTURE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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The following email was sent to employees of Connecture, Inc. on January 5, 2017

To: All Connecture Employees

From: Jeff Surges

Subject: Significant Day for Connecture

Connecture Team,

Today is an important day in the history of our company. We are announcing that we have entered into an agreement to be acquired by entities affiliated with Francisco Partners. While there is a considerable process ahead, including a period of time during which we will be seeking additional offers, we are encouraged and excited about this next chapter for Connecture. If this deal or a superior offer closes, we believe that we will be able to obtain access to additional capital and we will become a private company again, which we believe will give us better flexibility to execute on our long-term strategy. Our Board of Directors, with the recommendation of a special committee of independent directors, decided to enter into this deal after much consideration and believes it is in the best interest of our stockholders.

Francisco Partners has agreed to pay $0.35 per share for each share of Connecture common stock not held by our existing preferred investors and their affiliates. If the transaction is approved by the stockholders, we anticipate the transaction could close in the first half of 2018. We also will solicit additional offers for the 45-day period after signing and may enter into a different transaction if our Board of Directors determines that the transaction represents a superior offer.

Throughout this process, Connecture will continue to operate as a public company, and we will remain focused on our business priorities. The most important thing each of you can do is to continue to deliver the same high level of service to our clients that they have come to expect. As we approach the close of this process, we will provide more material updates as they become available.

Lastly, this announcement may generate increased interest in Connecture among members of the press and financial community. As always, it is important that we speak with one voice. If you are contacted about this transaction, please immediately refer all financial, media, analyst, customer, press or investor questions to Jeff Hyman (jhyman@connecture.com) who will respond on the Company’s behalf. Do not make any comment on these matters on social media or any other public forum or forward any communication you have received.

I know you have many questions; again, as more detail becomes available, we will provide additional updates. In the meantime, I have attached an FAQ to provide further information. Later today we will also have a quick all staff teleconference.

As I said in the beginning, this is a significant day for us. I am confident this transaction will make us an even stronger company. Thank you for your continued hard work and dedication. We look forward to a very successful future.

Jeff

Additional Information and Where to Find It

In connection with the merger, Connecture, Inc. (the “Company”) intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the merger. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the merger (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at the Company’s website http://www.connecture.com or by writing to the Company’s Secretary at 18500 W. Corporate Dr., Suite 250, Brookfield, WI 53045.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement on Schedule 14A filed with the SEC on April 24, 2017 and the Company’s Annual Report on Form 10-K for the year ended December 31, 2016. To the extent that such individuals’ holdings of the Company’s common stock have changed since the amounts printed in the Company’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the identity of the potential participants, and their direct or indirect interests in the merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the merger.

Forward-Looking Statements

This communication, and the documents to which the Company refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Except for the historical statements contained herein, the foregoing release may contain forward-looking information, including the timing of the transaction and other information relating to the transaction. Without limiting the foregoing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements, the expected completion and timing of the transaction, and other information relating to the transaction involve risks and uncertainties, including activities, events or developments that the Company expects, believes or anticipates will or may occur in the future. You should read statements that contain these words carefully. They discuss the Company’s future expectations or state other forward-looking information and may involve known and unknown risks over which the Company has no control. Those risks include (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the common stock of the Company, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of the Company and the receipt of regulatory approvals from various domestic governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the risk that the definitive merger agreement may be terminated in circumstances that require the Company to pay a termination fee, (v) the effect of the announcement or pendency of the transaction on the Company’s business relationships, operating results and business generally, (vi) risks that the proposed transaction disrupts current plans and operations, (vii) risks related to diverting management’s attention from the Company’s ongoing business operations, and (viii) the outcome of any legal proceedings that may be instituted against the Company related to the merger agreement or the transaction. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are described in the Company’s filings with the SEC, including but not limited to the risks described in the Company’s Annual Report on Form 10-K for its year ended December 31, 2016 and Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2017. The forward-looking statements contained in this press release reflect the Company’s current views with respect to future events, and the Company assumes no obligation to update or revise any forward-looking statements except as required by applicable law.

Q&A for Employees

Q1.	What was announced today?

A1.	We announced that our Board of Directors, upon the recommendation of a special committee of independent directors, has approved a merger agreement with entities affiliated with Francisco Partners. Those entities have agreed to pay $0.35 per share for each share of Connecture common stock not held by our existing preferred investors and their affiliates. As part of the agreement, we also will be seeking additional offers for a 45-day period and may enter into a different transaction if our Board of Directors determines that the transaction represents a superior offer.

Q2.	Why did the Board of Directors approve the transaction?

A2.	Our Board of Directors, upon the recommendation of a special committee of independent directors, has determined that based on many factors, including the status of our turnaround efforts, market headwinds and our need for additional access to capital, the transaction with Francisco Partners is in the best interest of our company and our common stockholders. Although we believe that we have made significant progress in improving our business fundamentals, our management team is supportive of the Board’s determination and similarly believes that being a private company will provide us with greater access to capital and more capacity to pursue our long-term strategic objectives.

Q3.	Who is Francisco Partners?

A3.	Francisco Partners has been a significant shareholder since May 2016. Francisco Partners is a leading global private equity firm, which specializes in investments in technology and technology-enabled services businesses. Since its launch over 17 years ago, Francisco Partners has raised over $14 billion in committed capital and invested in more than 200 technology companies, making it one of the most active and longstanding investors in the technology industry. The firm invests in opportunities where its deep sectoral knowledge and operational expertise can help companies realize their full potential.

Q4.	Are there any immediate changes?

A4.	The transaction has not yet closed, but for now, we expect to remain business as usual.

Q5.	What is the process?

A5.	The proposed transaction is subject to customary shareholder and regulatory approvals and includes a 45-day period after signing during which we will seek out additional superior offers. The process to close this transaction or an alternate transaction, if one should occur, could take upwards of 120 days, during which time we will remain a public company subject to all the normal public company compliance and regulatory requirements.

Q6.	What happens to my stock options & RSUs?

A6.	If you hold unvested restricted stock units, you will be entitled to receive the merger consideration with respect to any shares subject to your award that vest prior to closing. Any unvested shares as of closing will expire without payment. Likewise, since the exercise prices for all outstanding stock options are greater than the price per share offered in the transaction, all outstanding stock options will expire at the time of closing without payment.

Q7.	Can I trade in Connecture common stock during open periods prior to the closing of the transaction?

A7.	Generally yes; however, trading in Connecture common stock will continue to be subject to our Insider Trading Policy and applicable law. Any Connecture employees who have material non-public information regarding the transaction or Connecture should refrain from trading in CNXR stock.

Q8.	What do I do if a client, prospect or partner asks me about the acquisition?

A8.	Should you get any questions from clients, partners or prospects, you should provide answers consistent with what we have provided you in this FAQ. If you are unsure of how to respond or if their questions are off our approved talking points, please refer them to Jeff Hyman at jhyman@connecture.com.

Q9.	What am I allowed to say publicly about the acquisition?

A9.	Please do not comment publicly on this transaction, including on social media, and do not forward any communications you have received. If a reporter, media, analyst or anyone outside poses a question, please refer them to Jeff Hyman (jhyman@connecture.com) who is taking care of coordinating appropriate responses. It is important to have “one voice” as team Connecture.

Q10.	What does the transaction mean to customers?

A10.	There is no change to our operations and how we deliver every day for our customers. This move is about our financial structure and our board of directors and management believes that this is in the best interest of our shareholders.

The following presentation was provided to employees of Connecture, Inc. on January 5, 2017

EMPLOYEE UPDATE GOING PRIVATE JANUARY 5 2018

OUR MISSION IS TO EMPOWER OUR CUSTOMERS WITH INNOVATIVE TECHNOLOGY THAT MAKES CHOOSING
HEALTHCARE COVERAGE SIMPLER.

WHAT WAS ANNOUNCED YESTERDAY
1 The board of directors agreed that the Company would be acquired by an affiliate of Francisco Partners
2 If approved, the deal could close in 1H2018
3 All outstanding stock not held by our existing preferred investors and their affiliates will be converted into the right to receive $0.35 share
4
The Company will call a special meeting to allow shareholders to vote on the deal

OUR JOURNEY
Jan 4, 2018 signed agreement to go private
‘18
TWO DECADES
OF CONTINUED INNOVATION

WHY IS GOING PRIVATE GOOD FOR CONNECTURE?
More flexibility to drive and implement our long-term growth strategies
Greater access to capital
Continued pursuit of our strategies and focus on managing costs to accelerate our profitability and cash flow

WHAT’S NEXT?
1
Many things to happen before closing
Go Shop Period Shareholder meeting Regulatory approvals etc.…
2
Stay focused on delivering results –Continue doing what you are doing!
If you have more questions beyond the FAQ published, please contact Jeff Surges, Brian Lindstrom or your EMG leader directly.

Thank you!

ADDITIONAL INFORMATION AND WHERE TO FIND IT
In connection with the merger, Connecture, Inc. (the “Company”) intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the merger. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the merger (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at the Company’s website http://www.connecture.comor by writing to the Company’s Secretary at 18500 W. Corporate Dr., Suite 250, Brookfield, WI 53045.

PARTICIPANTS IN THE SOLICITATION
The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement on Schedule 14A filed with the SEC on April 24, 2017 and the Company’s Annual Report on Form 10-K for the year ended December 31, 2016. To the extent that such individuals’ holdings of the Company’s common stock have changed since the amounts printed in the Company’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the identity of the potential participants, and their direct or indirect interests in the merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the merger.

FORWARD-LOOKING STATEMENTS
This communication, and the documents to which the Company refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Except for the historical statements contained herein, the foregoing release may contain forward-looking information, including the timing of the transaction and other information relating to the transaction. Without limiting the foregoing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements, the expected completion and timing of the transaction, and other information relating to the transaction involve risks and uncertainties, including activities, events or developments that the Company expects, believes or anticipates will or may occur in the future. You should read statements that contain these words carefully. They discuss the Company’s future expectations or state other forward-looking information and may involve known and unknown risks over which the Company has no control. Those risks include, (i)the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the common stock of the Company, (ii)the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of the Company and the receipt of regulatory approvals from various domestic governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv)the risk that the definitive merger agreement may be terminated in circumstances that require the Company to pay a termination fee, (v)the effect of the announcement or pendency of the transaction on the Company’s business relationships, operating results and business generally, (vi)risks that the proposed transaction disrupts current plans and operations, (vii)risks related to diverting management’s attention from the Company’s ongoing business operations, and (viii)the outcome of any legal proceedings that may be instituted against the Company related to the merger agreement or the transaction. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are described in the Company’s filings with the SEC, including but not limited to the risks described in the Company’s Annual Report on Form 10-K for its year ended December 31, 2016 and Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2017. The forward-looking statements contained in this press release reflect the Company’s current views with respect to future events, and the Company assumes no obligation to update or revise any forward-
looking statements except as required by applicable law.

The following email may be sent to customers, prospects and partners of Connecture, Inc. beginning on January 5, 2017

From: Jeff Surges

Subject: Significant Day for Connecture

Dear {{                }},

On Thursday, January 4, 2018 we announced that we have entered into an agreement to be acquired by entities affiliated with Francisco Partners, which has been a significant investor in our business since 2016. While there is a considerable process ahead, including a period of time during which we will be seeking additional offers, we are encouraged and excited about this next chapter for Connecture. If this deal or a superior offer closes, we believe that we will be able to obtain access to additional capital and become a private company again, which could give us better flexibility to execute on our long-term strategy. Our Board of Directors, with the recommendation of a special committee of independent directors, decided to enter into this deal after much consideration and believes it is in the best interest of our stockholders.

Francisco Partners has agreed to pay $0.35 per share for each share of Connecture common stock not held by our existing preferred investors and their affiliates. If the transaction is approved by the stockholders, we anticipate the transaction could close in the first half of 2018. We also will solicit additional offers for a 45-day period after signing and may enter into a different transaction if our Board of Directors determines that the transaction represents a superior offer.

Throughout this process, Connecture will continue to operate as a public company. We will remain focused on our business priorities and delivering the same high-level of service our clients have come to expect. As we approach the close of the deal, we will provide more material updates as they become available.

I have attached the Press Release here (LINK) and encourage you, if there are questions, to please contact me.

As I said in the beginning, this is a significant and a new day for us. I am confident this transaction will make us an even stronger company. Thank you for your continued support and dedication to making the health insurance industry better every day! We look forward to a very successful future together.

Jeff

Additional Information and Where to Find It

In connection with the merger, Connecture, Inc. (the “Company”) intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the merger. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the merger (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at the Company’s website http://www.connecture.com or by writing to the Company’s Secretary at 18500 W. Corporate Dr., Suite 250, Brookfield, WI 53045.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement on Schedule 14A filed with the SEC on April 24, 2017 and the Company’s Annual Report on Form 10-K for the year ended December 31, 2016. To the extent that such individual’s holdings of the Company’s common stock have changed since the amounts printed in the Company’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the identity of the potential participants, and their direct or indirect interests in the merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the merger.

Forward-Looking Statements

This communication, and the documents to which the Company refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Except for the historical statements contained herein, the foregoing release may contain forward-looking information, including the timing of the transaction and other information relating to the transaction. Without limiting the foregoing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements, the expected completion and timing of the transaction, and other information relating to the transaction involve risks and uncertainties, including activities, events or developments that the Company expects, believes or anticipates will or may occur in the future. You should read statements that contain these words carefully. They discuss the Company’s future expectations or state other forward-looking information and may involve known and unknown risks over which the Company has no control. Those risks include (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the common stock of the Company, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of the Company and the receipt of regulatory approvals from various domestic governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the risk that the definitive merger agreement may be terminated in circumstances that require the Company to pay a termination fee, (v) the effect of the announcement or pendency of the transaction on the Company’s business relationships, operating results and business generally, (vi) risks that the proposed transaction disrupts current plans and operations, (vii) risks related to diverting management’s attention from the Company’s ongoing business operations, and (viii) the outcome of any legal proceedings that may be instituted against the Company related to the merger agreement or the transaction. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are described in the Company’s filings with the SEC, including but not limited to the risks described in the Company’s Annual Report on Form 10-K for its year ended December 31, 2016 and Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2017. The forward-looking statements contained in this press release reflect the Company’s current views with respect to future events, and the Company assumes no obligation to update or revise any forward-looking statements except as required by applicable law.